Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the periodic report of Perfectenergy International Limited on Form 10-QSB for the quarter ended July 31, 2007 as filed with the Securities and Exchange Commission (the “Report”), I, Diping Zhou, Chief Accounting Officer (Principal Financial and Accounting Officer) of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the date and for the periods indicated.

Dated: September 14, 2007	/s/ Diping Zhou
Diping Zhou Chief Accounting Officer (Principal Financial and Accounting Officer)